Semi - Annual Report

American Enterprise Fund

American Opportunities Fund

International Fund

April 30, 2002

FOR CURRENT PERFORMANCE, NET ASSET VALUE, OR FOR ASSISTANCE WITH YOUR ACCOUNT, PLEASE CONTACT THE FUNDS FAMILY AT 800-811-0535 OR VISIT OUR WEB SITE AT WWW.THOMASWHITE.COM.

THOMAS WHITE FUNDS FAMILY

OFFICERS AND TRUSTEES

Thomas S. White, Jr.

Chairman of the Board

and President

Jill F. Almeida

Trustee

Nicholas G. Manos

Trustee

Edward E. Mack III

Trustee

Elizabeth G. Montgomery

Trustee

John N. Venson, D.P.M.

Trustee

Douglas M. Jackman, CFA

Vice President and Secretary

David Sullivan II

Treasurer and

Assistant Secretary

INVESTMENT ADVISER AND

ADMINISTRATOR

Thomas White International, Ltd.

440 S. LaSalle Street, Suite 3900

Chicago, Illinois 60605-1028

CUSTODIANS

The Northern Trust Company

Chicago, Illinois

U.S. Bank, N.A.

Milwaukee, Wisconsin

LEGAL COUNSEL

Dechert

Washington, DC

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

Chicago, Illinois

TRANSFER AGENT

U.S. Bank Fund Services LLC

Milwaukee, Wisconsin

Thomas White Funds Family

Lord Asset Management Trust
The Thomas White Funds Family Capturing Value Worldwide SM [graphic omitted] Thomas White Funds Family
Lord Asset Management Trust

THOMAS WHITE FUNDS FAMILY

Thomas White is the Funds' President and Portfolio Manager. He has been an investment professional since joining Goldman Sachs in 1966. His interests have always been global. As a boy he grew up around the world, living and traveling throughout Europe, North America and the Far East before graduating from Duke University in 1965. Over his thirty-five years as an investment manager, he has been with Lehman Brothers, Blyth Eastman Dillon and until 1992, fourteen years with Morgan Stanley. At Morgan Stanley, he was a Managing Director and the Chief Investment Officer for the firm's American valuation-oriented equity investing.

Together with the organization's team of seasoned domestic and international analysts, Mr. White directs the management of portfolio investments in Europe, Africa, North America, Latin America, Japan and Asia. The firm's research division, the Global Capital Institute, produces monthly publications that provide investment advice on the relative attractiveness of 3,800 common stocks in forty-eight countries. These are purchased by major institutional asset management organizations worldwide.

THE FOLLOWING LETTER WAS WRITTEN BY MR. WHITE, THE FUNDS. PRESIDENT:

June 30, 2002

Dear Friends,

We believe returns over the next ten years will be more modest than those enjoyed by investors in the 1990's. We, of course, have been discussing this theme since the technology bubble atmosphere of 2000. In this letter I want to focus on what we believe to be a suitable equity strategy for this decade's investment environment.

Investment Return Expectations

Long-term investment success is heavily the result of adhering to a well-conceived plan that is based on realistic return expectations.

No one can forecast the future with perfect accuracy. Nevertheless, our return estimates represent our judgment based on historical norms. They are consistent with past relationships between market valuations and subsequent returns.

The fact is we enter this decade with high equity valuations, low dividend yields and low interest rates. Given history as a guide, this implies average annual total return equity performance in the 6.5% to 8.5% range. It also suggests intermediate maturity bond returns of 3.5% to 4.5%.

What about real returns (returns after inflation)? Using the consensus projections of 2% to 3% inflation, our estimates of real returns are just mildly below the 1924-2001 averages of equity and bond returns.

What negative occurrences could cause our estimates to be too high? Unfortunately, the equity and fixed income markets are dangerously dependent on inflation staying low. A very weak dollar is the only current credible risk of increased inflation. International equity exposure would help to protect against this risk.

What about a scenario that would produce higher rates of return than we are projecting? Since current price-to-earnings ratios are near the top of their past seventy-eight-year range, it would be incredulous to project that they would rise from these levels. Accordingly, the market's upside surprises would have to come from stronger than expected growth in corporate earnings, say a 15% annualized growth rate for the decade. This is possible, but unlikely in a low inflation environment.

"Houses are best built on stone, not sand. Our thorough stock selection approach emphasizes the use of time-tested, fundamental valuation measurements and analyst judgement. The objective is to determine a company's intrinsic business worth."

"Our research division, the Global Capital Institute, is leading the asset management industry in the development of techniques to successfully value modern global companies."

Strategy Adjustments for the New Decade

We believe the market will return to a more normal, post-1990 pattern where bear markets occur every three to four years. Bear market declines would typically fall 35% from bull market highs. This is an environment where investors should adjust their strategies to reduce their portfolio volatility. Improving return stability will lessen the greatest risk to long-term investment success: abandoning equities at the point of maximum pessimism.

What can an investor do to reduce the volatility of annual equity returns without reducing the potential for strong long-term performance? History suggests there are two effective strategies.

Investment Styles:  Value versus Growth

The first strategy is to emphasize value style investing, and avoid the growth style. In value investing, the manager emphasizes buying a company whose stock is undervalued in terms of how its current financial ratios relate to their high and low range over the past ten years. By contrast, the growth manager is willing to buy a stock in the high range of these valuation ratios because his forecast of the future suggests the company' recent success will accelerate and the valuation ratios will rise further.

The value and growth investment styles have produced roughly the same performance over the long term, but there are distinct differences in the timing of their relative performance. The growth style outperforms in later stages of markets when speculation arises. The value style does better in falling markets and in the early stage of market recoveries when investors are more cautious.

We believe that, while both investment styles work well on paper, in real life investment conditions, the value style is far more likely to lead to successful long-term results. The giddy advances and frightening declines of growth investing promotes mistakes. This volatility tempts investors to rewrite their long-term investment plan on a yearly basis, a sure path to failure. Value investing usually produces lower volatility thus reducing the temptation to change course in midstream.

In short, long-term success demands being patient in a bear market, so we advise the greater stability of the value style.

Careful Asset Class Diversification

In addition to using the value style to promote less volatile returns, investors can also prudently allocate their equity exposure between the large-cap, smaller-cap and international asset classes.

Having your equity exposure in multiple asset classes tends to reduce volatility with no sacrifice to long-term returns. This is because, while long-term returns of asset classes are similar, their periods of out performance occur at different times.

Can one hope to shift between asset classes in a timely fashion? Unfortunately, timing asset class shifts has been no more successful than timing general market movements.

Meeting your portfolio return and stability objectives comes from establishing long-term allocations between asset classes and maintaining them. Maintaining allocation weights means you will be selling outperforming groups and redistributing funds into those underperforming. This, of course, is classic value investing.

As a value manager who searches for attractive investments both domestically and abroad, we established mutual funds in the three asset classes that we feel are the most capable of producing both strong and stable returns. These asset classes are large-cap value, mid-cap value and international value.

We have had the above three asset classes in our funds family since April 1, 1999. Since then smaller stocks have had a resurgence of popularity. Large-caps, which had outperformed from 1994 thru 1999, are now lagging. International stocks were unloved until foreign currencies started to outperform the dollar in February of this year. Since then they have outperformed domestic large-caps.

In the three-year plus performance period of the Funds (April 1, 1999 to April 30, 2002) the S &P 500 returned an annualized .4.42%. The TW American Enterprise Fund (US large-cap) returned -0.79% while the smaller cap TW American Opportunity Fund (US mid-cap) returned +9.72%. The TW International Fund (foreign large-cap) returned -1.28%.

Which of our three funds will outperform over the next three years? My guess is the international fund since the dollar is overvalued and the foreign asset class has been out of favor for so long, but this is just a guess. Please read more regarding this in the section reviewing the International Fund.

Most long-term investment plans set their equity asset class allocation weights to reflect their natural weights in the market. Currently largest-cap stocks (the top 200) represent 67% of US equities, mid caps 25% and small caps 8%. Non-US stocks make up 48% of the total world equity market, but American investors rarely have over 20% foreign exposure. Since appropriate allocation weights vary widely, I invite you to call us so we can discuss this matter in more detail.

In the recent distressing environment and difficult stock market, it is important that investors stay the course. As your advisor, we continue to execute our investment process in a consistent, business-like manner. We believe that equity investing rewards the patient investor who uses disciplined, time-tested valuation techniques and has realistic long-term goals.

All of us at the Thomas White Funds Family appreciate your confidence.

Thomas S. White, Jr.
President

$14.000	Thomas White Amer Opp Fund (US Mid-Cap) Thomas White Amer Ent Fund (US Large-Cap)												$13,313 $9,758
$13.000	Thomas White Int Fund (Int'l Large-Cap) S&P 500												$9,610 $8,699
$12.000
$11.000
$10.000	[line graph omitted]
$9.000
$8.000

	3/31/99	5/31/99	7/31/99	9/30/99	11/30/99	1/31/00	3/31/00	5/31/00	7/31/00	9/30/00	11/30/00	1/31/01	3/31/01	5/31/01	7/31/01	9/30/01	11/30/01	3/31/02	4/30/02

The above chart presents performance in terms of an initial $10,000 investment in the American Opportunities American Enterprise, and International Funds, assuming all dividends reinvested, and the benchmark. The return for the period was 33.1% for the American Opportunities Fund, -2.4% for the American Enterprise Fund, -3.9% for the International Fund, and -13.0% for the S& P 500. April 1999 was the first full month all three Funds were in operation.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

THE FUNDS HAVE IDENTICAL GOALS

The investment objectives of the American Enterprise, American Opportunities and International Funds are to achieve long-term capital growth.

THE THOMAS WHITE FUNDS'

INVESTMENT PHILOSOPHY

I.    Superior returns can come from properly harnessing the high potential inherent within undervalued companies.

II.   A valuation-oriented investment approach can capture this potential while maintaining a lower risk profile.

III.  Management emphasizes owning broadly diversified portfolios of undervalued companies that have solid cash flows, attractive growth potentials and appropriately conservative balance sheets.

IV.  The Advisor adheres to a long-term investment approach, and it does not attempt to project short-term changes in the general market.

THE THOMAS WHITE FUNDS FAMILY

The American Enterprise Fund (large-cap value)

The American Opportunities Fund (mid-cap value)

The International Fund (foreign equities)

Mutual fund investors and their advisors have grown increasingly sophisticated in the management of retirement accounts. Funds are allocated by their investment style, cap size and between domestic and foreign stocks. The objective of this careful diversification is smoother performance. The Thomas White Funds described below should be used as individual components within an investor' total investment portfolio:

I.     The International Fund

We believe globalization will accelerate in the next decade. This trend started with the demise of the Soviet Union as a superpower and will speed up with the growing availability of the Internet worldwide.

The Fund is designed to represent the international equity component of an investor' portfolio of funds. It owns a broadly diversified list of undervalued common stocks located in all the major global industries. These securities are also widely diversified by geographical region and in both developed market and emerging market countries.

In August of 1998, Forbes Magazine honored the International Fund by placing it in their International Stock Funds' Best Buy List. We were the youngest of the twelve world funds making this list.

II.    The American Enterprise Fund

The American Enterprise Fund is designed to represent the large-cap value portion of our client's US equities.

III.   The American Opportunities Fund

The American Opportunities Fund is designed to represent the mid-cap value portion of our client's US equities. Both of our American Funds seek to obtain superior long-term returns while attempting to limit investment risk. The portfolios are constructed to take full advantage of our research department's ability to discover attractive investment opportunities in each major business sector within the United States. History shows that careful industry and company diversification can help lower portfolio volatility and reduce risk during difficult market environments.

The American Enterprise Fund uses a valuation-driven large-cap investment style and will select most of its stocks from those in the Russell 1000 Index. These companies range in market' capitalizations from roughly $1 to $310 billion.

The American Opportunities Fund will use a valuation-driven mid-cap investment style and will select most of its stocks from the 800 companies in the Russell Midcap Index. These stocks range in market capitalizations from roughly $1 to $15 billion.

The two American Funds are designed to complement each other. The American Enterprise Fund will tend to have superior returns during periods where larger stocks are outperforming. The American Opportunities Fund will tend to have superior returns during periods where smaller stocks outperform.

THE FUNDS ARE INVESTOR FRIENDLY

The Funds are 100% no-load, a distinct advantage since sales charges and 12b-1 fees reduce a shareholder's return. Each Fund has average or below average total expenses, in relation to their peers, and attempts to maintain low portfolio turnover, which is tax-efficient. In addition to managing mutual funds, our asset management division runs US large-cap, small-cap and fixed-income portfolios for clients. All of our investment asset classes use our traditional valuation-oriented investment approach.

THE WORLD HAS CHANGED. ADDING AN INTERNATIONAL FUND TO U.S. EQUITY HOLDINGS OFFERS THE POTENTIAL FOR BOTH IMPROVED PERFORMANCE AND SMOOTHER RETURNS. GLOBAL STOCK MARKET ALLOCATION
	Dec 1970	Dec 1980	Dec 1990	Dec 2000	Dec 2001
Developed Markets
Canada	4%	3%	2%	2%	2%
Europe	22%	23%	25%	28%	27%
Pacific	8%	16%	27%	14%	12%
United States	66%	57%	43%	52%	54%
Emerging Markets	.2%	.8%	3%	4%	4%
	100%	100%	100%	100%	100%
Global Market
Value ($trillions)	$2.0	$4.1	$8.2	$26.9	$27.1

There has been growth in the relative size of developed and emerging markets outside the United States since 1960. This means investors can now choose to employ wider diversification in the design of their equity portfolios.

Thomas White suggests shareholders hold both its American Funds and its International Fund to obtain smoother returns.

History shows that broad global diversification has lowered the volatility associated with single country portfolios.

Source: Global Capital Institute

THE FUNDS HAVE COMMON OBJECTIVES

The common goals of the Thomas White Funds are to provide our shareholders with solid performance and above average portfolio stability.

We attempt to design funds that give shareholders a comfortable ride, in the roller coaster world of equities. Shareholders that can stay the course, and maintain a well-thought-out, long-term strategy, have traditionally done well in investing. Nervous equity investors tend to make mistakes they regret later.

How do we invest the portfolio and structure the funds to accomplish our goals of both strong and stable performance?

First, in terms of portfolio design, we select stocks on the basis of how they will perform in both rising and declining markets. Our 100%-owned research unit, the Global Capital Institute, provides an ongoing flow of attractive stocks in most every industry and country. This gives us the ability to construct carefully diversified portfolios. Owning undervalued companies in all of the major industries or countries can moderate the disruption caused by unpredictable business and market cycles. Strong and weak sectors tend to offset each other, producing smoother overall performance, as well as the value added which comes from owning undervalued stocks.

Second, in designing the fund's structure, we try to attract and serve the prudent, long-term investor and discourage speculators. Please note the information in "Designing a Lifetime Investment Plan" and "The Power of Long-Term Investment Plans" located in the front section of the Funds' prospectus. Our Funds are ideal for these sort of lifetime savings plans. There is another advantage of having shareholders who are long-term investors. Long-term shareholders produce fewer fund redemptions, which means lower portfolio turnover in the Funds. A stable shareholder base also allows us to hold less liquidity-related cash, which can improve long-term performance.

Third, we encourage shareholders to develop confidence in our advice. Working with a trusted advisor increases the likelihood of investment success. We take great pride as professionals in assisting shareholders in reaching their investment goals. We know that our clients. accomplishments depend on their knowledge, planning and self-discipline. Accordingly, we attempt to focus our regular shareholder communications in these areas.

Finally, we send out special letters during periods of market turmoil. These are normally delivered in a timely fashion by fax or e-mail. Shareholder response to this form of communication has been quite enthusiastic. A complete set of past shareholder letters and reports are available at our website, www.thomaswhite.com or by calling 1-800-811-0535.

"The common goals of the Thomas White Funds are to provide
our shareholders with solid performance and above average
portfolio stability. . .

Shareholders that can 'stay the course' and maintain a well
thought out, long-term strategy, have traditionally done well in equities."

THOMAS WHITE AMERICAN ENTERPRISE FUND

The American Enterprise Fund employs our organization' traditional valuation-oriented investment style and focuses its large-cap stock selection among the companies in the Russell 1000 Index. These companies range in market capitalizations from roughly $1 to $310 billion. The Fund also purchases some attractive smaller-cap stocks. Given that our security analysts regularly value over 2,300 domestic companies, this selection flexibility allows the portfolio manager to buy any of the investment opportunities they discover. Despite this flexibility, the Fund intends to maintain an average cap size that consistently places it in the large-cap category of funds as defined by Morningstar.

THOMAS WHITE AMERICAN ENTERPRISE FUND TOP TEN HOLDINGS ON APRIL 30, 2002 BASED ON TOTAL NET ASSETS
Company Industry	% of Total Net Assets
Phillip Morris Consumer Staples	3.3%
Freddie Mac Financial Diversified	1.8%
Fannie Mae Financial Diversified	1.7%
Verizon Communications Communications	1.7%
Johnson & Johnson Health Care	1.7%
UST Consumer Staples	1.6%
General Motors Corp. cl H Services	1.6%
Chevron Texaco Corp. Energy	1.6%
BJ's Wholesale Club Consumer Retail	1.4%
Kimberly-Clark Consumer Staples	1.4%

Performance

The Thomas White American Enterprise Fund returned 8.1% over the last six months through April, versus the Russell 1000 Value Index (8.9%) and the S&P 500 Index (2.3%). The equivalent returns over the last twelve months are -2.1% versus -3.9% and -12.6%. Since its inception, the Fund has returned an annualized 2.9% return. This compares to the Russell 1000 Value Index (4.8%) and the S&P 500 Index (0.7%).

Investment Strategy

There are several approaches portfolio managers can use in attempting to outperform their benchmarks. Some vary their cash levels; usually in an effort to correctly time market declines. Given our attitude that market timing cannot consistently add value, we maintain minimal cash levels.

Another approach is referred to as industry rotation, or market timing of industries. To be successful here, one needs to be good at forecasting movements in the business cycle, interest rates and the movement of commodity prices accurately. While we regularly discuss our analysis of the economy and have expectations of its direction, we do not value stocks in a way that depends on our forecasts being correct. Indeed, we buy economically sensitive companies when the consensus economic forecast suggests that we should not. We do this because this is when the stocks sell at the greatest discount to their long-term value. Short-term thinking creates undervalued opportunities. We accept possible short-term under performance in a stock in order to obtain solid out-performance in the long-term.

If we do not market time or time movements of industries, how do we add value? The answer is that we stress accurate stock selection within every major industry. Our eight security analysts have developed valuation techniques to aid them in selecting the stock that will outperform its industry peers. Our valuation tools vary with each industry. Our organization' long experience in following this approach gives us great confidence in its success. In the end, our expertise within each industry, gives us the capability of creating a much more diversified portfolio than most other portfolio managers.

With the S&P 500 Index down 30.5% since its high in August of 2000, there are many new undervalued opportunities. In our focus on new bargain-priced stocks, the portfolio is gradually shifting away from more defensive companies toward those currently depressed by the weak economy.

THOMAS WHITE AMERICAN ENTERPRISE FUND INDUSTRY DISTRIBUTION ON APRIL 30, 2002 BASED ON LONG-TERM SECURITIES
Aerospace	0.9%
Banking	7.6%
Building	0.8%
Capital Goods	1.0%
Chemicals	1.5%
Communications	2.5%
Consumer Durables	2.6%
Consumer Retail	5.6%
Consumer Staples	11.8%
Energy	6.6%
Financial Diversified	10.9%
Forest & Paper	0.9%
Health Care	7.2%
Industrial	4.5%
Insurance	4.6%
Metals & Mining	0.4%
Services	21.7%
Technology	6.3%
Transportation	1.4%
Utilities	1.2%
Total	100.0%

Our Current Portfolio

As is our traditional policy, we are fully invested and are maintaining broad industry diversification in order to achieve our objective of portfolio stability. The Fund currently owns 130 attractively priced businesses spanning every economic sector and major industry. As of April 30, the Fund' wide diversification was confirmed by the fact that its top ten holdings represented just 17.1% of its total net assets.

In conclusion, the Fund represents a diversified portfolio of undervalued large-cap securities with attractive futures and solid balance sheets. We have every confidence that these equities will enjoy strong relative performance reflecting the economic recovery now occurring.

PERFORMANCE AT A GLANCE

Relative Performance April 30, 2002	American Enterprise	Russell 1000 Value	S&P 500
Six Months	8.1%	8.9%	2.3%
YTD	0.7%	0.5%	-5.8%
One Year Total Return	-2.1%	-3.9%	-12.6%
Annualized Three Year Total Return	-2.7%	-0.6%	-5.7%
Annualized Total Return Since Inception (11/1/98)	2.9%	4.8%	0.7%

The S&P 500 is a market-weighted index of the largest 500 companies. Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. All indices are unmanaged and returns assume the reinvestment of dividends.

The American Enterprise Fund
vs
the Russell 1000 Value Index and
the S&P 500
November 1, 1998 to April 30, 2002

$15,000	Thomas White Amer Enterprise Fund Russell 1000 Value S&P 500 Companies	$11,065 $11,797 $10,249
$14,000
$13,000	[line graphic omitted]
$12,000
$11,000
$10,000
11/01/98	4/30/99	10/31/99	4/30/00	10/31/00	4/30/01	10/31/01	4/30/02
01/31/99	07/31/99	01/31/00	7/31/00	01/31/01	07/31/01	01/31/02

The above chart presents performance in terms of an initial $10,000 investment in the Fund, assuming all dividends reinvested, and various benchmarks. The return since inception was 10.7% for the Fund, 18.0% for the Russell 1000 Value and 2.5% for the S&P 500. The one-year return for the Fund was -2.1%. The Fund' average annual total return was 2.9%.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

THOMAS WHITE AMERICAN ENTERPRISE FUND Investment Portfolio April 30, 2002
Industry Issue		Shares	Value

Common Stocks (97.6%)

Aerospace (0.9%)
Boeing Company		1,343	59,898
Raytheon		1,900	80,370

Banking (7.4%)
Bank One Corporation		3,100	126,697
BankAmerica Corporation		1,900	137,712
BB&T Corp.		4,500	171,360
Citigroup Inc.		2,500	108,250
Colonial Bancgroup		4,631	74,096
JP Morgan Chase & Co.		4,300	150,930
PNC Financial Corp.		2,400	132,360
Washington Mutual, Inc.		3,472	130,999
Wells Fargo & Co.		2,600	132,990

Building (0.8%)
Centex Corp. #		2,200	123,860

Capital Goods (0.9%)
Caterpillar, Inc.		800	43,696
Parker Hannifin Corp.		2,100	104,895

Chemicals (1.4%)
Cytec Industries Inc. *		1,800	59,382
E. I. du Pont de Nemours and Company		1,700	75,650
Englehard Corporation		1,600	48,672
Rohm and Haas Company		1,200	44,532

Communications (2.5%)
Telephone & Data Systems Inc.		1,653	142,158
Verizon Communications Inc.		6,518	261,436

Consumer Durables (2.5%)
Clayton Homes, Inc.		2,300	39,330
General Motors Corp.		2,900	186,035
Johnson Controls Inc.		400	34,500
Lear Corporation *		800	41,128
Mohawk Industries, Inc. *		850	54,681
Whirlpool Corp. #		600	44,970

Consumer Retail (5.5%)
BJ's Wholesale Club Inc. *		5,000	223,150
Nordstrom, Inc.		5,300	124,338
Office Depot Inc. *		3,200	61,248
Staples, Inc. *		5,200	103,844
Target Corporation		4,884	213,187
TJX Companies, Inc.		3,300	143,814

Consumer Staples (11.5%)
Alberto Culver Co. Class A		2,200	107,140
Constellation Brands, Inc. *		1,000	60,400
CVS Corp.		2,468	82,629
Kimberly-Clark Corporation		3,400	221,407
Kraft Foods, Inc.		3,500	143,640
Kroger Co. *		5,480	124,780
PepsiAmericas, Inc.		2,200	33,550
Philip Morris Companies Inc.		9,577	521,276
R.J. Reynolds Tobacco Holdings, Inc.		2,000	138,400
Smithfield Foods, Inc.		5,600	118,160
UST Inc.		6,457	256,989

Energy (6.5%)
Amerada Hess Corp.		1,550	119,164
Anadarko Petroleum Corp.		1,600	86,112
ChevronTexaco Corp.		2,846	246,777
Conoco Inc.		5,800	162,690
Exxon Mobil Corp.		4,400	176,748
Kerr-McGee Corp.		1,200	71,760
Noble Corporation *		2,200	95,370
Valero Energy Corp.		1,400	60,424

Financial Diversified (10.6%)
Allied Capital Corporation		1,500	39,150
Bear Stearns Companies Inc.		1,700	105,298
Equity Office Properties Trust		5,000	143,150
Equity Residential Properties Trust		6,100	172,020
Fannie Mae		3,400	268,362
Freddie Mac		4,400	287,540
Host Marriott Corporation *		6,500	77,415
Household International, Inc. #		2,773	161,638
iStar Financial Inc.		4,100	127,510
Kimco Realty Corp.		2,550	81,855
Lehman Brothers Holdings Inc.		1,200	70,800
Morgan Stanley Dean Witter & Co.		1,200	57,264
Plum Creek Timber Company, Inc.		2,600	79,170

Forest & Paper (0.9%)
Rayonier		1,400	82,138
Temple-Inland Inc.		1,053	55,746

Health Care (7.0%)
Baxter International Inc.		1,400	79,660
Becton, Dickinson and Company		1,200	44,604
Bristol-Myers Squibb Company		1,582	45,562
DENTSPLY International Inc.		2,400	95,208
Johnson & Johnson		4,064	259,527
Merck & Co., Inc. #		2,300	124,982
Mylan Laboratories Inc.		2,800	74,144
Pharmacia Corporation		3,600	148,428
Tenet Healthcare Corp. *		1,524	111,816
UnitedHealth Group Inc. #		1,298	113,977

Industrial (4.4%)
Air Products & Chemicals Inc.		1,707	82,021
American Standard Companies Inc. *		1,099	82,095
Illinois Tool Works Inc. #		700	50,470
ITT Industries, Inc.		1,422	99,341
Pactiv Corporation *		2,400	49,608
Sonoco Products Company		1,600	46,240
Teleflex Inc.		1,100	62,161
Textron Inc.		1,732	85,180
United Technologies Corporation		2,077	145,743

Insurance (4.5%)
Ambac Financial Group Inc.		1,100	69,146
American International Group, Inc		2,206	152,479
Berkshire Hathaway 'b' *		67	163,011
Lincoln National Corporation		1,900	91,010
MGIC Investment Corporation		700	49,952
Old Republic International Corp.		3,400	112,982
Principal Financial Group, Inc. *		2,600	72,280

Metals (0.4%)
Alcoa Inc.		1,900	64,657

Services (21.2%)
Banta Corp.		5,000	188,000
Carnival Corporation		4,700	156,557
CarMax, Inc. *#		7,400	218,300
Clear Channel Communications, Inc. *		2,100	98,595
Darden Restaurants, Inc.		2,200	87,780
Walt Disney Company #		6,600	152,988
Fortune Brands, Inc.		3,100	162,006
Gannett Co, Inc.		2,300	168,590
GTECH Holdings Corp. *		1,900	113,829
H&R Block, Inc.		2,600	104,312
Hilton Hotels Corporation		10,000	163,600
Hughes Electronics Corporation *		16,800	251,663
Interpublic Group of Companies, Inc. #		4,800	148,224
Knight Ridder Inc.		2,000	134,000
Liberty Media Corp. Series A*		14,563	155,824
Manpower, Inc.		1,600	64,400
Marriott International, Inc.		4,000	175,760
McDonald's Corporation		6,000	170,400
Republic Services, Inc. *		9,300	184,140
R. R. Donnelley & Sons Company		4,900	156,604
Waste Management, Inc.		4,500	118,530
TRICON Global Restaurants, Inc.		2,600	163,956
Yum! Brands, Inc. *		2,600	163,956

Technology (6.2%)
Electronic Data Systems Corp.		3,300	179,058
Equifax Inc.		5,100	139,332
First Data Corporation		1,500	119,235
Harris Corporation		900	32,589
Hewlett Packard #		8,000	136,800
Intel Corporation		2,500	71,525
Microsoft Corporation *		1,400	73,164
NCR Corporation *		3,700	143,782
Solectron Corporation *		900	6,570
Storage Technology Corporation *		1,500	30,870
Symantec Corporation *		1,100	38,951

Transportation (1.4%)
Fedex Corp.		1,000	51,670
Norfolk Southern Corp.		5,277	113,086
Southwest Airlines Co.		3,200	58,272

Utilities (1.1%)
TXU Corp.		3,300	179,586

	Total Common Stocks	(Cost $14,848,615)	15,405,472

Short-Term Obligations (2.4%)
		Principal Amount
American Family Financial Services Demand Note 1.43%, due 1/14/03		$199,710	199,710
Wisconsin Corporate Central Credit Union Variable Demand Note
1.52%, due 1/17/03		175,838	175,838
	Total Short-Term Obligations	(Cost $375,548)	375,548

Total Investments:	100.0%	(Cost $15,224,163)	15,781,020
Other Assets, Less Liabilities:	(0.0)%		(4,714)
Total Net Assets:	100.0%		$15,776,306

* Non-Income Producing Securities # All or a portion of securities on loan at April 30, 2002 - See Note 1(g) to financial statements ADR - American Depository Receipt.

THOMAS WHITE AMERICAN OPPORTUNITIES FUND

The American Opportunities Fund employs the same valuation-oriented investment style as our large-cap American Enterprise Fund, but focuses its selection among the 800 stocks in the Russell Midcap Index. These companies range in market capitalizations from roughly $1 to $15 billion. The Fund also purchases some attractive larger-cap and smaller-cap stocks. Given that our security analysts regularly value over 2,300 domestic companies, this selection flexibility allows the portfolio manager to buy any of the investment opportunities they discover. Despite this flexibility, the Fund intends to maintain an average cap size that consistently places it in the mid-cap category of funds as defined by Morningstar.

THOMAS WHITE AMERICAN OPPORTUNITIES FUND TOP TEN HOLDINGS ON APRIL 30, 2002 BASED ON TOTAL NET ASSETS
Company Industry	% of Total Net Assets
CACI International Inc. Technology	2.5%
Alberto Culver Co. Consumer Staples	1.9%
Carmax Group Services	1.7%
Dentsply International Inc. Health Care	1.6%
ITT Education Services	1.5%
Darden Restaurants, Inc. Services	1.4%
Northrup Grumman Aerospace	1.4%
Old Republic Insurance	1.3%
NCR Corp Technology	1.3%
Symantec Corp Technology	1.2%

Performance

The Thomas White American Opportunities Fund returned 18.2% over the last six months through April, versus the Russell Midcap Value Index (20.2%) and the Russell Midcap Index (15.2%). The equivalent returns over the last twelve months are 12.7% versus 8.4% and -0.7%. Since its inception, the Fund has returned an annualized 9.4% return. This compares to the Russell Midcap Value Index (10.6%) and the Russell Midcap Index (8.2%).

Our Investment Strategy

There are several approaches portfolio managers can use in attempting to outperform their benchmarks. Some vary their cash levels; usually in an effort to correctly time market declines. Given our attitude that market timing cannot consistently add value, we maintain minimal cash levels.

Another approach is referred to as industry rotation, or market timing of industries. To be successful here, one needs to be good at forecasting movements in the business cycle, interest rates and the movement of commodity prices accurately.

While we regularly discuss our analysis of the economy and have expectations of its direction, we do not value stocks in a way that depends on our forecasts being correct. Indeed, we buy economically sensitive companies when the consensus economic forecast suggests that we should not. We do this because this is when the stocks sell at the greatest discount to their long-term value. Short-term thinking creates undervalued opportunities. We accept possible short-term under performance in a stock in order to obtain solid out performance in the long-term.

If we do not market time or time movements of industries, how do we add value? The answer is that we stress accurate stock selection within every major industry. Our eight security analysts have developed valuation techniques to aid them in selecting the stock that will outperform its industry peers. Our valuation criteria vary with each industry. Our organization's long experience in following this approach gives us great confidence in its success. In the end, our expertise within each industry, gives us the capability of creating a much more diversified portfolio than most other portfolio managers.

With the market down from its high in August of 2000, there are many new undervalued opportunities. In our focus on new bargain priced stocks, the portfolio is gradually shifting away from more defensive companies toward those currently depressed by the weak economy.

THOMAS WHITE AMERICAN OPPORTUNITIES FUND INDUSTRY DISTRIBUTION ON APRIL 30, 2002 BASED ON LONG-TERM SECURITIES
Aerospace	1.4%
Banking	8.4%
Building	2.1%
Capital Goods	1.9%
Chemicals	1.8%
Communications	0.8%
Consumer Durables	3.0%
Consumer Retail	6.5%
Consumer Staples	6.7%
Energy	5.4%
Financial Diversified	6.3%
Forest & Paper	1.5%
Health Care	8.8%
Industrial	5.3%
Insurance	7.6%
Metals & Mining	0.6%
Services	14.2%
Technology	12.6%
Transportation	1.8%
Utilities	3.3%
Total	100.0%

Our Current Portfolio

As is our traditional policy, we are fully invested and are maintaining broad industry diversification in order to achieve our objective of portfolio stability. The Fund currently owns 178 attractively priced businesses spanning every economic sector and major industry. As of April 30, 2002 the Fund's wide diversification was confirmed by the fact that its top ten holdings represented just 15.8% of its total net assets.

In conclusion, the Fund represents a diversified portfolio of undervalued mid-cap securities with attractive futures and solid balance sheets. We have every confidence that these equities will enjoy strong relative performance reflecting the economic recovery now occurring.

PERFORMANCE AT A GLANCE

Relative Performance April 30, 2002	American Opportunities Fund	Russell Midcap Value	Russell Midcap Index
Six Months	18.2%	20.2%	15.2%
YTD	6.9%	7.8%	2.2%
One Year Total Return	12.7%	8.4%	-0.7%
Three Year Total Return	7.2%	7.4%	4.9%
Annualized Total Return Since Inception (3/4/99)	9.4%	10.6%	8.2%

Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. These represent approximately 31% of the total market capitalization of the Russell 3000 Index. Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. This represents approximately 11% of the total market capitalization of the Russell 3000 Index. All indices are unmanaged and returns assume the reinvestment of dividends.

The American Opportunities Fund

vs

the Russell Midcap Value Index and

the Midcap Index

March 4, 1999 to April 30, 2002

$15,000
$14,000
$13,000	[line graph omitted]
$12,000
$11,000
$10,000
$9,000
	7/31/99	1/31/00	7/31/00	1/31/01	7/31/01	1/31/02
	4/30/99	10/31/99	4/30/00	10/31/00	4/30/01	10/31/01	4/30/02

The above chart presents performance in terms of an initial $10,000 investment in the Fund, assuming all dividends reinvested, and various benchmarks. The return since inception was 33.0% for the Fund, 28.3% for the Russell Midcap Value and 37.4% for the Russell Midcap. The one-year return for the Fund was 12.7%. The Fund's average annual total return was 9.4%.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

THOMAS WHITE AMERICAN OPPORTUNITIES FUND Investment Portfolio April 30, 2002
Industry Issue		Shares	Value

Common Stocks (98.0%)

Aerospace (1.4%)
Northrop Grumman Corp.		1,547	186,661

Banking (8.2%)
BB&T Corp.		3,600	137,088
Commerce Bancorp		1,500	74,085
Commerce Bancshares		1,680	74,542
Community First Bank		1,716	47,156
Colonial Bancgroup		3,869	61,904
First Tenn Natl		1,700	65,722
Golden West Finl		950	64,971
Greenpoint Financial		1,100	54,395
M&T Bank Corp.		1,800	153,684
North Fork Bancorp		3,400	131,308
PNC Bank Corp.		900	49,635
TCF Financial		1,200	62,460
Washington Federal		1,900	49,628
Washington Mutual		1,500	56,595

Building (2.0%)
KB Home		1,173	58,474
Lafarge North America Inc.		1,200	52,536
Ryland Group		800	88,000
Texas Industries, Inc.		1,129	43,783
Vulcan Materials Company		600	27,612

Capital Goods (1.9%)
Graco Inc.		2,250	100,710
Lincoln Electric Holdings Inc.		1,500	42,600
Manitowoc Company, Inc.		1,200	52,440
PACCAR Inc.		696	49,743

Chemicals (1.7%)
Airgas Inc. *		5,200	85,748
Engelhard Corp.		1,839	55,942
Lubrizol Corp.		1,100	37,928
Rohm & Haas		1,400	51,954

Communications (0.8%)
ALLTEL Corp. #		700	34,650
Telephone & Data Systems Inc.		800	68,800

Consumer Durables (2.9%)
ArvinMeritor Inc.		1,870	59,279
Clayton Homes, Inc.		3,000	51,300
Goodyear Tire & Rubber Company		2,656	59,096
Johnson Controls, Inc.		900	77,625
Lear Corp. *		952	48,942
Herman Miller, Inc.		1,000	24,430
Whirlpool Corp. #		928	69,554

Consumer Retail (6.4%)
American Eagle Outfitters, Inc. *		1,400	35,602
BJ's Wholesale Club, Inc. *		2,800	124,964
Fossil Inc. *		2,590	71,873
Fred's Inc.		2,100	81,742
Garan, Inc.		1,400	90,300
Liz Claiborne, Inc.		1,400	43,806
Office Depot, Inc. *		7,700	147,378
Payless ShoeSource, Inc. *		900	52,686
Ross Stores, Inc.		2,600	105,586
TJX Companies, Inc.		2,100	91,518

Consumer Staples (6.6%)
Alberto Culver Co. Class A		5,100	248,370
Casey's General Stores, Inc.		2,700	35,154
Constellation Brands, Inc. *		982	59,313
CVS Corp.		900	30,132
Helen of Troy Limited *		3,000	41,430
Kroger Co. *		2,000	45,540
Lancaster Colony Corp.		1,500	57,750
Pepsi Bottling Group, Inc.		3,200	91,648
R J Reynolds Tobacco		1,100	76,120
Scotts Company *		700	33,397
Smithfield Foods, Inc. *		3,000	63,300
UST Inc.		2,200	87,560

Energy (5.3%)
Amerada Hess Corp.		1,019	78,341
Anadarko Petroleum Corp.		1,322	71,150
BJ's Services Company *		1,200	44,088
Conoco Inc.		5,400	151,470
Devon Energy Corp.		1,200	59,172
GlobalSantaFe Corp.		1,165	40,880
Kerr-McGee Corp.		1,600	95,680
Marathon Oil Corp.		2,629	76,399
Noble Corporation *		2,000	86,700

Financial Diversified (6.2%)
A.G. Edwards, Inc.		1,757	71,896
AvalonBay Communities, Inc.		700	33,369
Boston Properties, Inc.		800	31,184
Countrywide Credit Industries, Inc.		1,100	51,381
Health Care Property Investors, Inc.		2,100	85,743
Hospitality Properties Trust		1,000	34,000
Istar Financial, Inc.		2,600	80,860
Kimco Realty Corp.		2,250	72,225
Lehman Brothers Holdings, Inc.		2,047	120,773
Loews Corp.		1,200	71,940
ProLogis Trust		5,000	111,000
Student Loan Corp.		600	58,410

Forest & Paper (1.4%)
Rayonier Inc.		1,289	75,626
Temple-Inland Inc.		988	52,305
Wausau-Mosinee Paper Corp.		2,337	30,404
Weyerhaeuser Company		527	31,414

Health Care (8.6%)
Beckman Coulter, Inc.		700	33,439
Bio-Rad Laboratories, Inc. *		600	28,980
Caremark RX, Inc. *		900	19,350
Covance Inc. *		2,000	40,140
CR Bard Inc.		2,800	153,832
DaVita Inc. *#		2,000	51,840
Dentsply International Inc.		5,250	208,268
Elan Corporation, plc ADR *		1,583	18,806
First Health Group Corp. *		1,400	40,600
Genzyme Corp. *		800	32,752
Guidant Corporation *		1,046	39,330
Medicis Pharmaceutical Corp. *		750	40,163
Mylan Laboratories Inc.		5,200	137,696
Orthodontic Centers of America, Inc. *		900	23,985
Oxford Health Plans, Inc. *		1,400	64,624
Tenet Healthcare Corp. *		1,400	102,718
UnitedHealth Group Inc. #		1,209	106,162

Industrial (5.2%)
Air Products & Chemicals Inc.		1,436	69,000
American Standard Companies Inc.*		898	67,081
AptarGroup, Inc.		1,400	52,010
Ball Corp.		1,600	76,080
C&D Technologies, Inc.		1,500	34,500
CLARCOR, Inc.		2,200	71,060
Hillenbrand Industries, Inc.		900	58,140
ITT Industries, Inc.		770	53,792
Pactiv Corp. *		2,800	57,876
Sonoco Products Company		2,991	86,440
Teleflex Inc.		1,100	62,161

Insurance (7.5%)
Alfa Corp.		1,512	48,520
Ambac Financial Group Inc.		1,750	110,005
Erie Indemnity Company		1,171	51,032
Hartford Financial Services Group, Inc.		1,299	90,021
Lincoln National Corp.		1,400	67,060
MGIC Investment Corp.		1,317	93,981
Old Republic International Corp.		5,300	176,119
PMI Group, Inc.		965	78,281
Principal Financial Group, Inc. *		2,600	72,280
Radian Group Inc.		1,486	77,123
White Mountains Insurance Group, Ltd.		350	125,475

Metals (0.6%)
Alcoa Inc.		2,400	81,672

Services (13.9%)
Banta Corp.		3,500	131,600
Brinker International, Inc. *#		2,700	92,988
CarMax Inc. *#		7,500	221,250
Cox Communications, Inc. *		718	23,974
Cox Radio, Inc. *		2,400	68,736
Darden Restaurants, Inc.		4,800	191,520
Fortune Brands, Inc.		2,900	151,554
Genuine Parts Company		1,600	55,216
GTECH Holdings Corp. *		1,000	59,910
H&R Block, Inc.		2,800	112,336
Hilton Hotels Corp.		2,700	44,172
Hollinger International Inc.		2,200	28,116
Hughes Electronics Corp. *		1,600	23,968
International Game Technology *		1,400	88,130
ITT Education Services, Inc. *		3,900	197,535
Knight Ridder Inc.		1,300	87,100
Liberty Media Corp. Series A *		3,200	34,240
Republic Services, Inc. *		2,800	55,440
USA Networks, Inc. *		1,500	44,865
Valassis Communications, Inc. *		1,050	39,260
Wackenhut Corrections Corp. *		2,600	39,390
Yum! Brands, Inc. *		900	56,754

Technology (12.4%)
Applied Materials, Inc. *#		2,800	68,096
AVX Corp.		2,200	43,846
BARRA, Inc. *		1,200	59,268
Bel Fuse Inc. 'b'		2,000	53,680
CACI International Inc. *		10,924	329,621
Certegy Inc. *		1,400	54,320
Cypress Semiconductor Corp. *		3,684	82,043
Dupont Photomasks, Inc. *		986	38,434
Equifax, Inc.		2,800	76,496
First Data Corp.		1,533	121,858
Harris Corp.		3,764	136,294
Lexmark International, Inc. *		600	35,868
NCR Corp. *		4,285	166,515
Scientific-Atlanta, Inc.		3,000	60,000
Solectron Corp. *		4,200	30,660
Symantec Corp. *		4,394	155,592
Syntel, Inc. *		4,900	71,050
Zebra Technologies Corp. *		1,000	56,670

Transportation (1.7%)
Canadian Pacific Railway Ltd.		1,100	18,546
Fedex Corp.		550	5,286
Norfolk Southern Corp.		1,300	53,404
Roadway Corp.		6,022	100,869
Union Pacific Corp. #		800	41,608

Utilities (3.3%)
Nicor Inc.		1,500	70,170
Northwestern Corp.		2,069	42,559
OGE Energy Corp.		1,300	30,745
ONEOK Inc.		2,900	63,394
Pinnacle West Capital Corp.		2,100	92,022
TXU Corp.		2,500	136,050

Total Common Stocks		(Cost $10,588,583)	12,997,729

Short-Term Obligations (2.0%)
		Principal Amount
Wisconsin Corporate Central Credit Union Variable Demand Note		186,600	186,600
1.52%, due 1/14/03
Wisconsin Electric Power Company Demand Note 1.43%, due 6/21/02		79,324	79,324
	Total Short-Term Obligations	(Cost $265,923)	265,923

Total Investments:	100.0%	(Cost $10,854,506)	13,263,652
Other Assets, Less Liabilities:	(0.0)%		(4,494)
Total Net Assets:	100.0%		$13,259,159

* Non-Income Producing Securities

# All or a portion of securities on loan at April 30, 2002 - See Note 1 (g) to financial statements.

ADR - American Depository Receipt.

THOMAS WHITE INTERNATIONAL FUND

Performance

Year to date, the Thomas White International Fund returned 12.2%, out-performing our MSCI All-Country less US benchmark (8.4%). The international equity markets under performed the MSCI USA Index (1.4%) over the same period. Of the 7.0% difference between the US and international returns, 0.5% was due to depreciating foreign currencies.

The International Fund has enjoyed solid long-term performance since its inception on June 28, 1994. Its 7.3% annualized return compares favorably to the MSCI All-Country less US Index (2.8%).

THOMAS WHITE INTERNATIONAL FUND TOP TEN HOLDINGS ON APRIL 30, 2002 BASED ON TOTAL NET ASSETS
Company Industry, Country	% of Total Net Assets
Brit American Tobacco Consumer Staples, United Kingdom	2.9%
Telefonos De Mex S A Adr Communications, Mexico	2.3%
Imperial Chemical Chemicals, United Kingdom	1.9%
Altadis Consumer Staples, Spain	1.8%
Total Fina Energy, France	1.8%
Saint-Gobain Industrial, France	1.7%
Diageo PLC ADR Consumer Staples, United Kingdom	1.7%
ING Groep NV Insurance, Netherlands	1.5%
British Aerospace Aerospace, United Kingdom	1.5%
Telebras ADR H Communications, Brazil	1.5%

Near-Term Strategy

The stocks of the European telecommunication, media and technology industries (called the TMT sector outside the US) have been falling since the top of the international market in March of 2000. This has been due to their excessive valuations and weak earnings. Our earlier rotation away from these securities into undervalued, more defensive companies, largely explains the portfolio's out performance since the market's peak. This year we have been increasing our exposure to depressed cyclical companies in response to the business recovery beginning in Europe and Asia.

The portfolio's regional and country mix over-weights the Far East, Latin America and Australia, equally weights Europe and Canada, and mildly underweights Japan. This configuration reflects Japan's slowness to modernize its regulations and restructure its financial and industrial corporations.

THE THOMAS WHITE INTERNATIONAL FUND IS DESIGNED TO BENEFIT FROM THE POSITIVE CHANGES OCCURRING IN THE WORLD.

These forty-seven countries are home to over 1,600 companies that meet the Fund's quality standards. Each shareholder, is a partial owner of 126 of the most undervalued of these firms. International Fund shareholders are at the very epicenter of what is driving change in today's world: An unprecedented explosion of highly beneficial global capitalism.

DEVELOPED MARKETS	PACIFIC	LATIN AMERICA
EUROPE	Australia	Argentina
Austria	Hong Kong	Brazil
Belgium	Japan	Chile
Denmark	New Zealand	Colombia
Finland	Singapore	Mexico
France		Peru
Germany	EMERGING MARKETS	Venezuela
Greece	GREATER EUROPE
Ireland	Czech Republic	INDIAN SUBCONTINENT
Italy	Hungary	India
Netherlands	Poland	Pakistan
Norway	Russia
Portugal	Turkey	FAR EAST
Spain		China
Sweden	MIDDLE EASE	Indonesia
Switzerland	Israel	Korea
United Kingdom		Malaysia
	AFRICA	Philippines
NORTH AMERICA	Egypt	Taiwan
Canada	Morocco	Thailand
South Africa

The Fund takes full advantage of the extensive resources of the Global Capital Institute. This investment research organization is owned by Thomas White International, the Fund's manager. The Institute's professionals perform ongoing valuation-based security analysis of companies in forty-seven countries. Its monthly equity valuation publications are produced for clients who are asset management organizations located around the world.

Longer-Term Strategy

For several years our portfolio strategy has focused on larger, well-managed firms with global presence. Many of these companies are at an earlier stage of management restructuring than their peers in the United States. International restructuring is proceeding at a pace only restrained by the dictates of political realities. Every year there is an increasing shift of the working population from government-owned monopolies to shareholder-owned enterprises. The result is the same persistent increase in productivity that drove US markets ever higher in the 1990's.

Our goal is to hold companies that will benefit from the strong earnings growth being generated from improving management and more productive employees. The higher return potential of international equities comes from their relative undervaluation and their opportunity to raise margins and capital returns up to the standards of US corporations.

Could international stocks outperform US equities over the coming ten years?

Our organization feels that international stocks could have superior performance to US equities over the next ten years due to the relative undervaluation of foreign stocks and the overvaluation of the US dollar. Specifically, we believe investors should expect large-cap international equities to return 10.0% between 2002 and 2011, versus 7.5% for comparable US stocks.

We base this belief on the historical relationship between company valuations and future stock returns. International stock indices currently have lower p/e and price-to-book ratios and higher dividend yields. Our projection is also based on the economic concept of purchasing power parity. This suggests the dollar's current price relationship with other major currencies is quite high and unsustainable over the long term.

History suggests international returns will be similar to US returns in the long run.

The graph on page 28 presents the performance of the world's major regions since 1970. International equities outperformed US stocks for a twenty-year period from 1970 to 1990, but they have under-performed for the last eleven years, largely because of low equity returns in Japan.

The relative equity performance between countries and regions is explained by: 1) the valuation levels at the beginning of the performance period, 2) the earnings growth over the period and 3) the currency return over the period. It is important to note that all of these factors tend to ebb and flow, but over time they end up producing very similar returns. Observe that the 1970-2001 returns are all quite similar for the major regions. Over this period international returns were 10.9% versus the 11.6% US returns.

Japanese investors suffered terribly by failing to diversify their portfolios internationally.

The Japanese investment public has learned the hard way that it is important to diversify internationally.

War-ravaged, Japanese industry was at first, understandably inferior, but it quickly improved and in time set new standards for excellence. Despite this, the image of low quality persisted well into the 1960's. Accordingly, Japanese equities were incorrectly undervalued relative to the rest of the world.

Japanese investors finally recognized how attractive their own stocks were and drove the market higher for the next twenty years (1970-1990). The country's export-driven companies continued to perfect their business models and by the late 1980's their success became known as an .economic miracle. The earlier error in perception by investors that resulted in extreme under-valuation was in time repeated.

THE THIRTY YEAR PERFORMANCE OF THE INTERNATIONAL EQUITY MARKET AND ITS MAJOR REGIONAL COMPONENTS
MSCI INDICES Gross	THESE INDEX RETURNS ARE IN US DOLLARS. FIVE-YEAR REGIONAL PERFORMANCE SUCCESS IS NUMBERED FROM #1 (BEST) to #5 (WORST)
PERIOD: Jan. 1, 1970 to Dec. 31, 2001 FIVE YEAR PERIOD RETURNS	INT'L	CANADA	EUROPE	JAPAN	PACIFIC EX JAPAN	EMERGING MARKETS	US
1970-1974	3.3%	4.6%(#2)	-0.9%(#3)	16.0%(#1)	-6.2%(#4)	N/A	-3.4%
1975-1979	19.0%	17.9%(#4)	18.9%(#2)	18.8%(3)	27.5%(#1)	N/A	13.3%
1980-1984	9.5%	6.7%(#2)	6.1%(#3)	17.0%(#1)	4.1%(#4)	N/A	14.5%
1985-1989	35.0%	16.9%(#5)	32.3%(#3)	41.4%(#2)	22.4%(#4)	52.2%(#1)	19.8%
1990-1994	2.4%	0.1%(#5)	7.0%(#3)	-3.4%(#5)	15.3%(#2)	20.9%(#1)	9.2%
1995-1999	12.4%	20.5%(#2)	22.5%(#1)	2.1%(#4)	5.0%(#3)	2.0%(#5)	29.7%
2000-2001 (to Dec. 31)	-17.3%	-8.1%(#1)	-14.1%(#3)	-28.7%(#5)	-12.4%(#2)	-17.7%(#4)	-12.3%

1970-2001	10.9%	9.6%	11.8%	11.1%	9.1%	N/A	11.6%
1988-2001	5.0%	8.6%	11.0%	-3.0%	8.2%	11.3%	14.5%

The table above presents the performance of the international stock markets from January 1, 1970 to December 31, 2001. Returns are shown in a series of five-year periods. The international returns are followed by those of the world's regions, then for comparison, the US returns.

Regional performances (not including the US) are highlighted using ranks from #1 (best) to #5 (worst) to indicate the winners and losers in each five-year period. History shows regional returns are random in their timing, with no area holding a permanent monopoly on performance.

Note that the international market and its territories all have quite similar long-term records. But observe that the international index has a more stable return pattern than any of its components. This is because regional bull and bear markets tend to offset one another.

The Fund's design reflects your manager's belief that shareholders benefit from smoother international performance. A more stable portfolio encourages investors to stay the course in a falling market environment. This promotes success in reaching long-term investment goals.

The MSCI developed country gross dividends return series is used for US, Europe, Canada, Japan and the Pacific less Japan. The Free MSCI emerging markets free gross dividends return series starts on January 1, 1988. International returns reflect the MSCI World less US Free Index until the MSCI All-Country less US Free Index starts on January 1, 1988. World less US Free and All-Country World less US returns are linked across the 1970-2001 period.

THOMAS WHITE INTERNATIONAL FUND REGIONAL EXPOSURE ON APRIL 30, 2002 BASED ON LONG-TERM SECURITIES
Continental Europe	35.1%
United Kingdom	20.7%
Africa & Middle East	0.0%
Canada	2.7%
Latin America	9.0%
Japan	15.3%
Far East	5.9%
Australia & New Zealand	4.6%
TOTAL	100.0%

This time the misperception was of invincibility. This, of course, led to dramatic overvaluation. The bubble burst in mid-1989 and Japan has traded well below its 1989 highs for the last eleven years.

What is the moral of this story?

Diversify internationally to smooth out your annual returns. Put yourself in the place of a Japanese investor at the market peak in 1989 who did not choose to diversify outside his own country. He felt this way because his local equities had performed so well over the previous ten years. Does this sound familiar to conditions in America today?

PERFORMANCE AT A GLANCE

The International Fund vs. its Benchmarks
Relative Performance April 30, 2002	Thomas White International Fund	MSCI All Country World ex US	MSCI All Country World
Six Months	12.2%	8.4%	4.7%
YTD	6.2%	2.3%	-2.3%
One Year	-4.5%	-11.2%	-12.6%
Three Years	-2.8%	-5.2%	-6.1%
Five Years	4.3%	1.2%	3.8%
Average Annual Return Since Inception (June 28, 1994)	7.3%	2.8%	7.2%
Cumulative Total Return Since Inception (June 28, 1994)	73.3%	24.3%	73.1%

MSCI All Country World is a compilation of the market indices for 47 developed and emerging market countries. The MSCI All Country World ex US represents the same countries as the All Country Index except it does not include the US. All indices are unmanaged and returns assume the reinvestment of dividends. The International Fund also assumes the reinvestment of dividends and capital gains distributions.

The International Fund

vs.

MSCI Indices

June 28, 1994 to April 30, 2002
$26,000	Thomas White Int'l Fund	$17,327
$25,000	MSCI All Cty World	$17,308
$24,000	MSCI All Cty World ex US	$12,427
$23,000
$22,000
$21,000
$20,000	[line graph omitted]
$19,000
$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
04/30/95	04/30/96	04/30/97	04/30/98	04/30/99	04/30/00	04/30/01	04/30/02
10/31/94	10/31/95	10/31/96	10/31/97	10/31/98	10/31/99	10/31/00	10/31/01	04/30/02

The above chart presents performance in terms of an initial $10,000 investment in the Fund, assuming all dividends reinvested, and various benchmarks. The return since inception was 73.3% for the Fund, 24.3% for the MSCI All Country World ex US and 73.1% for the MSCI All Country Index. The one-year return for the Fund was -4.5%. The Fund's average annual total return since inception was 7.3%. The MSCI Indices are gross dividends.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

THOMAS WHITE INTERNATIONAL FUND Investment Portfolio April 30, 2002
COUNTRY	ISSUE	INDUSTRY	SHARES	VALUE
COMMON STOCKS	97.9%
AUSTRALIA:	3.7%
	BHP Billiton ADR #	Metals & Mining	2,271	26,230
	BHP Billiton Ltd	Metals & Mining	17,412	101,340
	National Australia Bank ADR #	Banking	2,900	272,165
	National Australia Bank	Banking	5,121	95,899
	News Corp Ltd ADR	Services	13,400	353,492
	Rio Tinto Plc ADR #	Metals & Mining	1,700	128,605
	Telstra Corp Communications		60,800	166,774
				1,144,505

BELGIUM	2.5%

	Fortis AG	Insurance	10,700	245,574
	Groupe Bruxelles Lambert #	Financial Diversified	5,900	327,364
	Solvay	Chemicals	2,800	186,381
				759,319

BRAZIL:	4.9%
	Banco Bradesco	Banking	6,000	177,660
	Eletrobras	Utilities	23,225,200	318,185
	Petrobras PN	Energy	17,990	416,970
	Tele Brasil-Telebras Hldrs ADS #	Communications	14,800	462,944
	Vale do Rio Doce PN	Metals & Mining	4,600	123,771
				1,499,530

CANADA:	2.6%
	BCE Inc	Communications	12,300	215,232
	Enbridge Inc	Energy	3,800	110,049
	Royal Bank Of Canada	Banking	5,400	189,053
	Shell Canada	Energy	9,100	304,552
				818,886

CHINA:	0.9%
	Petrochina ADR #	Energy	13,200	268,356

FRANCE:	5.5%
	Alcatel	Technology	10,000	125,022
	Alstom	Industrial	11,300	146,466
	Michelin (Fran)	Consumer Durables	8,500	329,219
	Saint-Gobain	Industrial	3,100	530,535
	Total Fina	Energy	3,733	565,565
				1,696,807

GERMANY:	9.0%
	BASF #	Chemicals	10,300	439,759
	Bayer AG #	Chemicals	4,300	141,564
	BMW	Consumer Durables	6,600	263,358
	Deutsche Telekom NPV	Communications	14,000	186,381
	E. On AG	Utilities	6,800	351,882
	Hypovereinsbank	Banking	9,200	323,185
	Merck KGAA	Healthcare	4,700	138,858
	RWE AG	Utilities	7,800	295,082
	Schering AG	Healthcare	6,600	401,873
	Siemens AG	Industrial	3,600	217,907
				2,759,849

HONG KONG:	3.5%
	China Telecom (Hong Kong)	Communications	22,800	74,688
	Hong Kong Electric	Utilities	45,000	170,780
	HSBC Holdings	Banking	30,400	361,511
	Jardine Matheson	Industrial	45,000	270,000
	Swire Pacific Ltd.	Industrial	34,600	207,171
				1,084,150

IRELAND:	2.2%
	Allied Irish Bank	Banking	20,000	265,716
	Bank of Ireland	Banking	35,500	413,770
				679,486

ITALY:	1.8%
	ENI Spa	Energy	19,100	293,156
	Telecom Italia Spa	Communications	31,600	251,331
				544,487

JAPAN:	15.0%
	Canon	Technology	6,000	229,549
	Daiwa House Inds	Building	36,000	229,547
	Denso	Consumer Durables	8,100	131,010
	Fuji Photo Film	Services	5,000	158,631
	Hitachi Ltd	Technology	38,000	281,010
	Honda Motor	Consumer Durables	4,200	188,118
	Japan Tobacco	Consumer	63	381,625
	Komatsu Ltd	Capital Goods	95,000	343,501
	Matsushita Electric Industries #	Technology	19,000	254,121
	Millea Holdings	Insurance	34	264,386
	Mitsubishi Heavy Ind	Capital Goods	131,000	414,589
	Mitsubishi Tokyo Fin	Banking	20	136,703
	Nipponkoa	Insurance	35,000	126,553
	Ntt	Communications	94	369,129
	Ono Pharmaceutical	Healthcare	3,000	98,211
	Sankyo Co	Healthcare	9,000	136,819
	Sony Corp	Technology	4,000	214,619
	Sumitomo Bank	Banking	13,000	57,823
	Takeda Chem Inds	Healthcare	6,000	262,208
	Yamada Denki	Consumer Retail	4,400	338,040
				4,616,192

MEXICO:	3.9%
	America Movil ADR Ser L Shrs	Communications	9,600	179,040
	Cemex ADR	Building	9,623	305,049
	Telefonos de Mexico ADR Ord L Shrs	Communications	18,800	711,392
				1,195,481

NETHERLANDS:	5.0%
	ABN-AMRO Holdings	Banking	17,100	338,857
	Aegon	Insurance	6,200	142,407
	ING Group	Insurance	17,694	466,973
	Philips Electronics	Industrial	10,476	323,376
	Unilever	Consumer Staples	4,000	257,611
				1,529,224

NEW ZEALAND:	0.8%
	Telecom Corporation of New Zealand	Communications	13,600	236,232

PORTUGAL:	0.9%
	Portugal Telecom #	Communications	37,500	273,596

SINGAPORE:	2.2%
	DBS Group Holdings	Banking	43,030	332,553
	OCBC	Banking	48,800	350,203
				682,756

SOUTH AFRICA:	0.8%
	Gold Field Ltd. #	Industrial	20,200	243,798

SOUTH KOREA:	4.5%
	Korea Electric Power Corp ADR #	Utilities	35,900	384,130
	Korea Telecom Corp Sponsored ADR #	Communications	13,100	296,715
	Pohang Iron & Steel ADR	Metals & Mining	8,800	215,160
	Samsung Electronics	Technology	1,200	355,624
	SK Telecom	Communications	740	144,383
				1,396,012

SPAIN:	5.9%
	Altadis	Consumer Staples	26,900	567,948
	Banco Popular Espanol	Banking	3,600	147,573
	Bbva	Banking	20,100	234,276
	Repsol	Energy	16,100	197,660
	Telefonica, S.A. ADR	Communications	12,163	392,987
	Telefonica, S.A.	Communications	12,409	132,785
	Union Electrica Fenosa	Utilities	9,200	162,172
				1,835,401

SWEDEN:	0.6%
	Electrolux - B Shares	Consumer Durables	11,200	186,353

SWITZERLAND:	1.0%
	Swisscom	Communications	700	208,958
	Zurich Financial Services	Insurance	379	88,216
				297,174

TAIWAN:	0.4%
	Taiwan Semiconductor	Technology	53,200	134,261

UNITED KINGDOM:	20.3%
	Allied Domecq	Consumer Staples	50,000	307,815
	Assoc Br Foods	Consumer Staples	20,000	175,936
	BG Group Plc #	Energy	65,422	292,521
	Boots	Consumer Retail	29,200	302,661
	BP Plc	Energy	32,600	280,008
	British American Tobacco	Consumer Staples	86,100	881,759
	British Aerospace	Aerospace	91,500	465,854
	British Telecom	Communications	57,400	216,042
	Centrica	Utilities	65,000	200,317
	Corus Group *	Metals & Mining	127,700	146,702
	Diageo Plc ADR	Consumer Staples	10,000	528,500
	Imperial Chemical	Consumer Staples	25,100	578,602
	Imperial Tobacco	Industrial	120,000	355,918
	Invensys	Consumer Retail	87,800	188,184
	Marks & Spencer Cl B *	Consumer Retail	71,076	88,669
	Marks & Spencer Plc	Building	13,800	411,644
	RMC	Consumer Staples	38,100	131,261
	SA Breweries Plc	Consumer Staples	17,900	308,480
	Scot & Newcastle	Consumer Staples	24,285	163,991
	Unilever Plc	Consumer Staples	50,000	222,487
				6,247,351

Total Common Stocks		(Cost $27,518,345)		30,129,206

SHORT TERM
OBLIGATIONS:	1.8%		Par Value
	The Northern Trust Company Eurodollar		$557,735	557,735
	Time Deposit 0.50%, due 05/01/02
Total Short Term Obligations		(Cost $557,735)		557,735

Total Investments	99.7%	(Cost $28,076,080)		30,686,941
Other Assets, Less Liabilities:	0.3%			96,584
Total Net Assets:	100.0%			$30,783,525

*  Non-Income Producing Securities
#  All or a portion of securities on loan at April 30, 2002 . See Note 1 (g) to financial statements.
ADR - American Depository Receipt.

THOMAS WHITE FUNDS FAMILYi Statements of Assets and Liabilities April 30, 2002
ASSETS	AMERICAN ENTERPRISE FUND	AMERICAN OPPORTUNITIES FUND	INTERNATIONAL FUND
Investments in securities at market value1	$ 15,781,020	$ 13,263,650	$ 30,686,939
Receivables:
Dividends and interest	14,752	8,906	159,742
Other	2,496	1,862	5,301
Held as Collateral for Loaned Securities2	830,141	631,292	2,894,217
Prepaid expenses	1,001	527	129
Total assets	16,629,410	13,906,237	33,746,328

LIABILITIES
Due to advisor	11,721	10,099	25,143
Accrued expenses	11,242	5,687	43,444
Collateral on Loaned Securities	830,141	631,292	2,894,217
Total liabilities	853,104	647,078	2,962,804

NET ASSETS
Source of Net Assets:
Net capital paid in on shares of beneficial interest	$ 17,517,479	$ 10,744,371	$ 29,854,425
Undistributed net investment income (Accumulated Net investment loss)	3,640	(3,363)	(5,495)
Accumulated net realized gain (loss)	(2,301,671)	109,001	(1,676,265)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	556,858	2,409,150	2,610,859
Net assets	$ 15,776,306	$ 13,259,159	$ 30,783,524
Shares outstanding	1,440,124	1,051,271	2,960,229
Net asset value and offering price per share	$ 10.95	$ 12.61	$ 10.40

1  Cost Basis:

      American Enterprise Fund: $15,224,163

      American Opportunities Fund: $10,854,500

      International Fund: $28,076,080

2  Value of securities out on loan at 04/30/2002:

      American Enterprise Fund: $812,150

      American Opportunities Fund: $602,860

      International Fund: $3,110,427

THOMAS WHITE FUNDS FAMILY

Statements of Operations

Six Months Ended April 30, 2002

	AMERICAN ENTERPRISE FUND	AMERICAN OPPORTUNITIES FUND	INTERNATIONAL FUND
INVESTMENT INCOME
Income:
Dividends	$ 126,158	$ 87,063	$ 251,277	1
Interest	4,042	3,278	4,701
Total investment income	130,200	90,341	255,978

Expenses:
Investment management fees (note 4)	77,730	61,415	144,064
Audit fees and expenses	8,201	5,308	10,475
Custodian fees	3,843	3,988	32,419
Trustees' fees and expenses	2,445	1,540	4,869
Registration fees	3,331	2,848	14,964
Transfer Agent fees	6,666	6,364	12,566
Printing expenses	2,170	1,516	3,998
Legal fees and expenses	7,177	5,179	15,959
Other expenses	4,688	3,526	8,205
Total expenses	116,251	91,684	247,519
Reimbursement from Investment Manager	(11,316)	(8,774)	(31,426)
Net expenses	104,935	82,910	216,093
Net investment income (loss)	25,265	7,431	39,885

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on investments & foreign currency transactions	(26,253)	173,961	(1,356,048)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	1,195,665	1,834,487	4,633,607
Net gain (loss) on investments	1,169,412	2,008,448	3,277,559
Net increase (decrease) in net assets from operations	$ 1,194,677	$ 2,015,879	$ 3,317,444

1  Net of foreign taxes withheld of $21,463.

See Notes to Financial Statements.

THOMAS WHITE FUNDS FAMILY

Statements of Changes in Net Assets

	American Enterprise Fund		American Opportunities Fund
	Six Months Ended April 30, 2002	Year Ended October 31, 2001	Six Months Ended April 30, 2002	Year Ended October 31, 2001
Change in net assets from operations: Net investment income Net realized gain (loss) Net unrealized appreciation (depreciation) on investments	$ 25,265 (26,253) 1,195,665	$ 67,805 (1,785,677) (423,777)	$ 7,431 173,961 1,834,487	$ 33,812 (63,944) (207,447)
Net increase (decrease) in net assets from operations	1,194,677	(2,141,649)	2,015,879	(237,579)
Distributions to shareholders: From net investment income* From net realized gain	--------- ---------	(78,885) ---------	--------- ---------	(39,865) ---------
Fund share transactions (Note 3)	10,061	138,700	454,188	680,552
Total increase (decrease)	1,204,738	(2,081,834)	2,470,067	403,108
Net assets: Beginning period	14,571,568	16,653,402	10,789,092	10,385,984
End of period	$15,776,306	$14,571,568	$13,259,159	$10,789,092
*Distribution in excess of net investment Income	$ 0	$ 11,080	$ 0	$ 6,053

	International Fund
	Six Months Ended April 30, 2002	Year Ended October 31, 2001

Change in net assets from operations:
    Net investment income (loss)
    Net realized gain on investments and
    foreign currency transactions
    Net unrealized appreciation (depreciation)
    on investments and foreign currency
    translations

	$ 39,885 (1,356,048) 4,633,607	$ 161,336 (320,215) (7,041,648)
Net increase (decrease) in net assets from operations	3,317,444	(7,200,527)
Distributions to shareholders: From net investment income* From net realized gain	------ ------	(190,659) ------
Fund share transactions (Note 3) Total increase (decrease)	(189,699) 3,127,745	942,583 (6,448,603)
Net assets: Beginning of period	27,655,779	34,104,382
End of period	$30,783,524	$ 27,655,779
*Distribution in excess of net investment Income	$ 0	$ 29,323

See Notes to Financial Statements.

THOMAS WHITE FUNDS FAMILY

Notes to Financial Statements

Six Months Ended April 30, 2002

NOTE 1.  SUMMARY OF ACCOUNTING POLICIES

Lord Asset Management Trust (the "Trust") was organized as a Delaware business trust on February 9, 1994, as an open-end diversified management investment company. The Trust currently has three series of Shares, the Thomas White American Enterprise Fund (the "American Enterprise Fund") that commenced operations on November 1, 1998, the Thomas White American Opportunities Fund (the "American Opportunities Fund") that commenced operations on March 4, 1999, and the Thomas White International Fund (the "International Fund") that commenced operations on June 28, 1994, collectively referred to as the "Fund." The investment objective of each Fund is to seek long-term capital growth. The American Enterprise Fund primarily invests in equity securities of large U.S. companies. The American Opportunities Fund will also invest in U.S. equity securities, with a focus on mid-size and small companies. The International Fund will primarily invest in equity securities of companies located in the world's developed countries outside of the U.S. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

(a)  Valuation of securities. Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no closing sale price is reported are valued at the mean between the last current bid and asked price. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees.

(b)  Foreign currency translation. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells a foreign security it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gain (loss) on investments and foreign currency transactions include those gains and losses arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on investments and foreign currency translations include the changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

(c)  Income taxes.  It is each Fund's intention to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for federal income taxes. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

(d)  Use of estimates.  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

(e)  Security Transactions and Investment Income. Investment transactions are accounted for on a trade date basis. Interest is accrued on a daily basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded when the information is available to the Fund. Realized gains and losses are determined on a FIFO basis.

(f)  Distributions to Shareholders. The Funds usually declare and pay dividends from net investment income annually, but may be done more frequently to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually.

(g)  Securities Lending. The Thomas White American Enterprise Fund, American Opportunities Fund and International Fund may lend investment securities to investors who borrow securities in order to complete certain transactions. By lending investment securities, a Fund attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risk may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. It is each Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

Funds that lend securities receive cash as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by the securities lending agent in accordance with pre-established guidelines as set forth in the securities lending agreement. A portion of the interest received on the loan collateral is retained by the Fund and the remainder is rebated to the borrower of the securities. From the interest retained by the Fund, 50% is paid to the securities lending agents for the Thomas White International Fund for its services and 40% is paid to the securities lending agent for the Thomas White American Enterprise and Thomas White American Opportunities Funds for their services. The net amount of interest earned, after the interest rebate and the allocation to the securities lending agent, is included in the Statement of Operations as interest income. The value of loaned securities and related collateral outstanding at April 30, 2002 are as follows:

Portfolio	Value of Loaned Securities	Value of Collateral
Thomas White American Enterprise	$812,150	$830,141
Thomas White American Opportunities	602,860	631,292
Thomas White International Fund	3,110,427	2,894,217

Each Fund has earned interest income on securities lending (after rebates to borrowers and allocation to the securities lending agent) as follows:

Portfolio	Net Interest Earned by Portfolio
Thomas White American Enterprise	$1,240
Thomas White American Opportunities	1,104
Thomas White International Fund	3,153

Note 2.  Significant Shareholder. At April 30, 2002 the Thomas White American Enterprise Fund, Thomas White American Opportunities Fund and Thomas White International Fund had a shareholder who held 80.8%, 60.2% and 67.6%, respectively, of each fund's outstanding shares. Investment activities of this shareholder could have a material effect on each Fund.

THOMAS WHITE FUNDS FAMILY

Notes to Financial Statements

Six Months Ended April 30, 2002

Note 3. Transactions in Shares of Beneficial Interest (All amounts in thousands)

As of April 30, 2002, there were an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions are summarized as follows:

	American Enterprise Fund				American Opportunities Fund
	Six Months Ended April 30, 2002		Year Ended October 31, 2001		Six Months Ended April 30, 2002		Year Ended October 31, 2001
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	25	$ 265	67	$ 770	41	$ 471	67	$ 734
Shares issued on reinvestment of dividends & distributions	0	0	8	79	0	0	3	35
Shares redeemed	(23)	(255)	(64)	(710)	(1)	(17)	(8)	(88)
Net (decrease)	1	$10	11	$139	40	$454	62	$681

	International Fund
	Six Months Ended April 30, 2002		Year Ended October 31, 2001
	Shares	Amount	Shares	Amount
Shares sold	177	$ 1,681	527	$ 5,720
Shares issued on reinvestment of dividends & distributions	0	0	19	180
Shares redeemed	(199)	(1,870)	(465)	(4,957)
Net increase (decrease)	(22)	$(190)	81	$943

Note 4. Investment Management Fees and Other Transactions with Affiliates

Each Fund pays a monthly investment management fee to Thomas White International, Ltd. (the "Advisor") at the rate of 1/12% of the Fund's average daily net assets. For the current fiscal year the Advisor has contractually agreed to reduce its management fee for the International Fund, the American Enterprise Fund and the American Opportunities Fund to the extent that the total operating fees exceed 1.50%, 1.35%, and 1.35% of the respective Fund's average daily net assets

Note 5. Investment Transactions

During the six months ended April 30, 2002 the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, were as follows:

The cost of securities for federal income tax purposes was substantially the same for each Fund as that shown in the investment portfolio.

THOMAS WHITE FUNDS FAMILY

Notes to Financial Statements

Six Months Ended April 30, 2002

Fund	Purchases	Sales
American Enterprise Fund	$6,378,619	$6,421,100
American Opportunities Fund	2,662,041	2,198,890
International Fund	10,156,701	10,277,594

At April 30, 2002 the aggregate gross unrealized appreciation and depreciation of portfolio securities, based upon cost for federal income tax purposes, were as follows:

Fund	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
American Enterprise Fund	1,445,896	(889,038)	556,858
American Opportunities Fund	2,853,438	(444,288)	2,409,150
International Fund	4,978,542	(2,367,683)	2,610,859

As of October 31, 2001, the Funds had tax basis capital losses, which may be carried forward up to eight years to offset future capital gains. Such losses expire as follows:

Expiration Date	American Enterprise Fund	American Opportunities Fund	International Fund
10/31/2007	$79,601	-------	-------
10/31/2008	410,141	-------	-------
10/31/2009	1,763,751	53,881	320,216
Total	2,253,493	53,881	320,216

THOMAS WHITE FUNDS FAMILY

Notes to Financial Statements

Six Months Ended April 30, 2002

Note 6.  Financial Highlights

	American Enterprise Fund
	Period Ended April 30, 2002	Year Ended October 31, 2001	Year Ended October 31, 2000	Year Ended October 31 1999
Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$ 10.13	$ 11.66	$ 12.07	$ 10.00
Income from investment operations:
Net investment income (loss)	0.02	0.05	0.05	0.01
Net realized and unrealized	0.80	(1.53)	(0.40)	2.06
gains (losses)
	0.82	(1.48)	(0.35)	2.07
Distributions:
From net investment income	-------	(0.05)	(0.06)	-------
From net realized gain	-------	-------	-------	-------
	-------	(0.05)	(0.06)	-------

Change in net asset value for the period	0.82	(1.53)	(0.41)	2.07

Net asset value, end of period	$ 10.95	$ 10.13	$ 11.66	$ 12.07

Total Return	8.09%	(12.66)%	(2.90)%	20.70%
Ratios/supplemental data

Net assets, end of period (000)	$ 15,776	$ 14,572	$ 16,653	$ 22,114
Ratio to average net assets:
Expenses (net of reimbursement)	1.34%*+	1.35%*+	1.35%*+	1.35%*+
Net Investment income/loss (net)	0.32%*+	0.42%*+	0.28%*+	0.23%*
of reimbursement)

Portfolio turnover rate	41.33%*	87.34%	67.28%	4.58%

*   Annualized     ** Not annualized

+   In the absence of the expense reimbursement for the American Enterprise Fund the ratio of expenses to average net assets would have been 1.49% and the ratio of net investment income to average net assets would have been 0.10% for the current year.

In the absence of the expense reimbursement for the American Enterprise Fund the ratio of expenses to average net assets would have been 1.47% and the ratio of net investment income to average net assets would have been 0.31% for the year ended 2001.

In the absence of the expense reimbursement for the American Enterprise Fund the ratio of expenses to average net assets would have been 1.39% and the ratio of net investment income to average net assets would have been 0.25% for the year ended 2000.

In the absence of the expense reimbursement for the American Enterprise Fund the ratio of expenses to average net assets would have been 1.58% and the ratio of net investment income to average net assets would have been 0.00% for the year ended October 31, 1999.

THOMAS WHITE FUNDS FAMILY

Notes to Financial Statements

Period Ended April 30, 2002

	American Opportunities Fund
	Period Ended April 30, 2002	Year Ended October 31, 2001	Year Ended October 31, 2000	March 4, 1999 (commencement of operations) to October 31, 1999
Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$ 10.67	$ 10.95	$ 10.73	$ 10.00
Income from investment\ operations:
Net investment income (loss)	0.01	0.03	0.04	0.02
Net realized and unrealized	1.93	(0.27)	0.72	0.71
gains (losses)
	1.94	(0.24)	0.76	0.73
Distributions:
From net investment income	-------	(0.04)	(0.04)	-------
From net realized gain	-------	-------	(0.50)	-------
	-------	(0.04)	(0.54)	-------

Change in net asset value for the	1.94	(0.28)	0.22	0.73
period
Net asset value, end of period	$ 12.61	$ 10.67	$ 10.95	$ 10.73

Total Return	18.18%	(2.20)%	7.25%	7.30%**
Ratios/supplemental data

Net assets, end of period (000)	$ 13,259	$ 10,789	$ 10,386	$ 9,931
Ratio to average net assets:
Expenses (net of reimbursement)	1.34%+	1.35%+	1.35%*+	1.35%*+
Net Investment income/loss (net)	0.12%+	0.31%+	0.22%+	0.22%*
of reimbursement)

Portfolio turnover rate	18.97%	83.34%	62.14%	$ 3.53%**

* Annualized ** Not annualized

+ In the absence of the expense reimbursement for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.48% and the ratio of net investment income to average net assets would have been (0.01)% for the current period.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.54% and the ratio of net investment income to average net assets would have been 0.13% for the year ended 2001.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.47% and the ratio of net investment income to average net assets would have been 0.11% for the year ended 2000.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.70% and the ratio of net investment income to average net assets would have been (0.13)% for the year ended 1999.

THOMAS WHITE FUNDS FAMILY Notes to Financial Statements Period Ended April 30, 2002

	International Fund
	Period Ended April 30, 2002	Year Ended October 31, 2001	Year Ended October 31, 2000	Year Ended October 31, 1999	Year Ended October 31, 1998
Per share operating performance (For a share outstanding throughout the period)

Net asset value, beginning of period	$9.27	$11.76	13.30	$13.58	13.23

Income from investment operations:
Net investment income (loss)	0.01	0.06	(0.01)	0.07	0.15
Net realized and unrealized gains (losses)	1.12	(2.49)	(0.05)	2.32	0.93
	1.13	(2.43	(0.06)	2.39	1.08

Distributions:
From net investment income	-------	(0.06)	(0.07)	(0.13)	(0.19)
From net realized gains	-------	-------	(1.41)	(2.54)	(0.54)
	-------	(0.06)	(1.48)	(2.67)	(0.73)

Change in net asset value for the period	1.13	(2.49)	(1.54)	(0.28)	0.35
Net asset value, end of period	$10.40	$9.27	$11.76	$13.30	$13.58

Total Return	12.19%	(20.63)%	(1.26)%	18.78%	8.64%
Ratios/supplemental data
Net assets, end of period (000)	$30,784	$27,656	$34,104	$41,665	$57,464
Ratio to average net assets:
Expenses (net of reimbursement)	1.49%+	1.50%+	1.50%	1.44%	1.42%
Net investment income/loss (net of reimbursement)	0.27%	0.51%	(0.04)%	0.46%	1.13%
Portfolio turnover rate	34.77%	35.38%	38.37%	67.48%	51.41%

+

In the absence of the expense reimbursement for the International Fund the ratio of expenses to average net assets would have been 1.71% and the ratio of net investment income to average net assets would have been 0.06% for the current period.

In the absence of the expense reimbursement for the International Fund the ratio of expenses to average net assets would have been 1.66% and the ratio of net investment income to average net assets would have been 0.35% for the year ended October 31, 2001.

In the absence of the expense reimbursement for the International Fund the ratio of expenses to average net assets would have been 1.52% and the ratio of net investment income to average net assets would have been (0.06)% for the year ended October 31, 2000.

..